SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2016

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4115 Guardian Street, Suite C, Simi Valley, California 93063
(Address of principal executive offices)
(805) 583-4302
(Company’s Telephone Number)
AMPLE-TEE, INC. 112 North Curry Street, Carson City, Nevada 89703-4934 (775) 321-8214 (Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 19, 2016, AMPLE-TEE, INC. caused to be filed with the Nevada Secretary of State, a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to change its name to AIRBORNE WIRELESS NETWORK.

A copy of the Amendment is attached hereto as Exhibit 3 and is incorporated hereto by reference.

ITEM 8.01. OTHER EVENTS.

On May 19, 2016, we changed our address and telephone number from 112 North Curry Street, Carson City, Nevada 89703-4934; (775) 321-8214 to 4115 Guardian Street, Suite C, Simi Valley, California 93063; (805) 583-4302.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Number Exhibits

     3                            Certificate of Amendment to Articles of Incorporation filed on May 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2016	AIRBORNE WIRELESS NETWORK

	By:	/s/ J. Edward Daniels
J. Edward Daniels
President & CEO

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3	CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FILED ON MAY 19, 2016